                                                                  EXHIBIT 10.136

                                      |========================================|
                                      |               CONFIDENTIAL             |
                                      |  CERTAIN INFORMATION HAS BEEN REDACTED |
                                      |     CONFIDENTIAL TREATMENT REQUESTED.  |
                                      |========================================|



===============================================================================



                         SECURITIES PURCHASE AGREEMENT


                            MICRON TECHNOLOGY, INC.


                               INTEL CORPORATION



                               OCTOBER 15, 1998



===============================================================================


[*] CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                                                    CONFIDENTIAL
                                                                    ------------

                               TABLE OF CONTENTS
                               -----------------

1.   DEFINITIONS..............................................................1

     1.1  Certain Defined Terms...............................................1

     1.2  Index of Other Defined Terms........................................4

2.   AGREEMENT TO PURCHASE AND SELL SECURITIES................................5

     2.1  Agreement to Purchase and Sell Securities...........................5

     2.2  The Closing.........................................................5

3.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY............................5

     3.1  Organization Good Standing and Qualification........................5

     3.2  Capitalization......................................................5

     3.3  Due Authorization...................................................6

     3.4  Valid Issuance of Securities........................................6

     3.5  Compliance with Securities Laws.....................................7

     3.6  Governmental Consents...............................................7

     3.7  Non-Contravention...................................................7

     3.8  Litigation..........................................................8

     3.9  Compliance with Law and Charter Documents...........................8

     3.10  SEC Documents......................................................8

     3.11  Absence of Certain Changes Since Balance Sheet.....................9

     3.12  RDRAM Device Specification Modifications..........................10

     3.13  Full Disclosure...................................................10

4.   REPRESENTATIONS AND WARRANTIES OF INTEL.................................10

[*] CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                       i
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                                                                    CONFIDENTIAL
                                                                    ------------

     4.1  Investigation; Economic Risk.......................................10

     4.2  Purchase for Own Account...........................................10

     4.3  Exempt from Registration; Restricted Securities....................10

     4.4  Accredited Investor................................................11

     4.5  Legends............................................................11

     4.6  Organization Good Standing and Qualification.......................11

     4.7  Due Authorization..................................................11

     4.8  Governmental Consents..............................................12

     4.9  Non-Contravention..................................................12

5.   AFFIRMATIVE COVENANTS OF THE COMPANY....................................12

     5.1  Use of Proceeds....................................................12

     5.2  Authorization of Class A Common Stock..............................12

     5.3  Reports of Qualified Expenditures..................................12

     5.4  Cooperation in HSR Act Filings.....................................12

     5.5  Audit..............................................................13

6.   CLOSING CONDITIONS......................................................13

     6.1  Conditions to Intel's Obligations..................................13

     6.2  Conditions to the Company's Obligations............................14

7.   CONFIDENTIALITY OBLIGATIONS.............................................15

     7.1  Obligations........................................................15

     7.2  Certain Definitions................................................15

     7.3  Non-Disclosure of Agreements.......................................15

     7.4  Public Announcements...............................................16

     7.5  Third Party Information............................................16

[*] CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                       ii
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                                                                    CONFIDENTIAL
                                                                    ------------

     7.6  Other Disclosures..................................................16

8.   MISCELLANEOUS...........................................................16

     8.1  Governing Law......................................................16

     8.2  Survival...........................................................16

     8.3  Successors and Assigns.............................................16

     8.4  Entire Agreement...................................................16

     8.5  Notices............................................................17

     8.6  Amendments.........................................................17

     8.7  Delays or Omissions................................................17

     8.8  Legal Fees.........................................................18

     8.9  Titles and Subtitles...............................................18

     8.10  Counterparts......................................................18

     8.11  Severability......................................................18

     8.12  Dispute Resolution................................................18

     8.13  No Third Parties Benefited........................................18

     8.14  Meaning of Include and Including..................................18

     8.15  Fees, Costs and Expenses..........................................18

     8.16  Competition.......................................................19

[*] CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                                                    CONFIDENTIAL
                                                                    ------------

                         SECURITIES PURCHASE AGREEMENT
                         -----------------------------

     This Securities Purchase Agreement (this "Agreement") is entered into as of
                                               ---------
October 15, 1998 by and between Micron Technology, Inc., a Delaware corporation (the "Company" or the "Corporation") and Intel Corporation, a Delaware
      -------          -----------
Corporation ("Intel").
              -----

     WHEREAS, Intel is willing, pursuant to the terms and conditions of this Agreement, to purchase from the Company for five hundred million dollars ($500,000,000) rights which are exercisable for shares of a new class of common stock convertible into regular common stock of the Company at such time as the new class of common stock has been created and, until such time, for shares of regular common stock of the Company;

     WHEREAS, at the closing of the transactions contemplated hereby, the Company and Intel will enter into the Rights Agreement, the Rights and Restrictions Agreement and the Supply Agreement.


     NOW, THEREFORE, the parties hereby agree as follows:

1.   DEFINITIONS.

     1.1  Certain Defined Terms; Interpretation.  The following terms shall have
          -------------------------------------
the following respective meanings.

     "Affiliate" shall mean, with respect to any Person, any Person directly or
      ---------
indirectly controlling, controlled by, or under common control with, such other Person. For purposes of this definition, "control" when used with respect to
                                          ---------
any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; the terms

"controlling" and "controlled" have meanings correlative to the foregoing.
-------------     ------------

     "Business Day" shall mean any day on which commercial banks are not
      ------------
authorized or required to close in either Boise, Idaho or San Francisco, California.

     "Capital Expenditures" shall mean the sum of all expenditures paid or, with
      --------------------
respect to equipment that is in use, accrued that, in accordance with U.S. generally accepted accounting principles, should be included in or reflected by the property, plant or equipment or similar fixed asset account reflected in the balance sheet of the applicable person.

     "Certificate of Amendment" shall mean the Certificate of Amendment of the
      ------------------------
Certificate of Incorporation of the Company authorizing the Class A Common Stock and defining the rights, preferences and privileges with respect thereto substantially in the form attached hereto as Exhibit D.

[*] CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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                                                                    CONFIDENTIAL
                                                                    ------------

     "Class A Common Stock" shall mean shares of Class A Common Stock of the
      --------------------
Company having the preferences and other rights set forth in the Certificate of Amendment.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended,
      ------------
and the rules and regulations promulgated thereunder, all as the same shall be in effect from time to time.

     "First Minimum Production Milestone".  The First Minimum Production
      -----------------------------------
Milestone requires that the Company and its subsidiaries build and have available to ship (including those actually shipped) an aggregate number of RDRAM devices in [*] equal to the First Minimum Required Production.

     "First Minimum Required Production" shall mean a number of RDRAM units
      ---------------------------------
equal to the lower of (i) [*] units of RDRAM; (ii) Intel's Percentage Call on Capacity with respect to the Company's overall output of discrete memory components (measured in accordance with Section 7.0 of the Supply Agreement), regardless of the actual production of RDRAM devices and (iii) the number of units represented by [*]% of the reasonably projected memory requirements for Intel's RDRAM unique chip set production, net of MTH devices (as defined in the Supply Agreement).

     "First Production Milestone Date" shall mean [*], unless postponed  or
      --------------------------------
waived in accordance with the provisions of Section 7(f) of the Rights Agreement or Section 3.f of the Certificate of Amendment, in which case such date shall be the date established in accordance with such sections, unless waived in its entirety.

     "HSR Act" shall mean Hart-Scott-Rodino Antitrust Improvements Act of 1976,
      -------
as amended.

     "Maximum Adjustment Amount" shall mean $150 million in value.
      -------------------------

     "Maximum FGI" shall mean [*] RDRAM units.
      -----------

     "Maximum FGI Date" shall mean [*].
      ----------------

     "Maximum Percentage" shall mean 19.9% of the total number of shares of
      ------------------
Common Stock outstanding at October 19, 1998.

     "Maximum Shares" shall mean 31,620,554 shares of Common Stock
      --------------
(appropriately adjusted to reflect the effect of stock splits, reclassifications, stock dividends, recapitalizations, combinations or similar events affecting the Common Stock occurring after October 15, 1998).

     "Minimum Qualified Expenditures" shall mean [*] dollars ($[*]).
      ------------------------------

[*] CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                                                    CONFIDENTIAL
                                                                    ------------
     "Qualified Expenditures" shall mean the sum of all expenditures by the
      ----------------------
Company and its subsidiaries (including any such expenditures subsequent to May 28, 1998 and prior to October 19, 1998 not to exceed $[*]) and all expenditures by any joint ventures from the date the Company is or becomes a party (up to a maximum of $[*] for each of not more than two such joint ventures provided that the Company controls the output of such joint ventures, but in any event including KTI Semiconductor Limited and Tech Semiconductor Singapore Pte. Ltd.), which are Capital Expenditures for the development, creation or expansion of manufacturing capacity for rdram or other devices using 0.18 or smaller micron processes and which capacity is located in facilities which are on the Company's roadmap for conversion to 0.18 micron or smaller processes, or volume manufacturing capacity for RDRAM devices (including assembly and test of such devices) (including equipment initially installed for production at lower density process parameters (e.g., 0.21 micron) which is convertible to 0.18 micron or smaller processes and which is located in facilities which are on the Company's roadmap for conversion to 0.18 micron or smaller processes) or which are necessary research and development expenditures for the development of RDRAM up to a maximum of $[*] which are not otherwise includable as Capital Expenditures. Expenditures for capitalized leases will constitute Qualified Expenditures but only for leases of new equipment (payments with respect to previously leased equipment will not qualify).

     "PERSON" shall mean individual, corporation, company, voluntary
      ------
association, partnership, joint venture, limited liability company, trust, estate, unincorporated organization, governmental authority or other entity.

     "Required Qualified Expenditures" shall mean [*] dollars ($[*]).
      -------------------------------

     "RDRAM" means an integrated circuit with a principal function of memory
      -----
storage which is a dynamic random access memory and which incorporates Rambus' direct RDRAM interface technology licensed to the Company by Rambus, Inc. References to numbers of units or devices of RDRAM or Rambus shall mean the number of RDRAM or Rambus units or devices stated in [*] (regardless of the actual memory levels of the individual units or devices).

     "Rights" shall mean the securities issuable pursuant to the Stock Rights
      ------
Agreement attached to this Agreement as Exhibit A and having the rights, preferences, privileges and restrictions defined therein.

     "Rights Agreement" shall mean the Stock Rights Agreement attached to this
      ----------------
Agreement as Exhibit A to be executed and delivered by the Company and Intel at or prior to the Closing.

     "Rights and Restrictions Agreement" shall mean the Securities Rights and
      ---------------------------------
Restrictions Agreement in the form attached hereto as Exhibit B to be executed and delivered by the Company and Intel at or prior to the Closing.

     "SEC" shall mean the Securities and Exchange Commission.
      ---

[*] CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                                                    CONFIDENTIAL
                                                                    ------------

     Second Minimum Production Milestone.  The Second Minimum Production
     -----------------------------------
Milestone requires that the Company and its subsidiaries build and have available to ship (including those actually shipped) an aggregate number of RDRAM devices in [*], equal to the Second Minimum Required Production, unless modified in accordance with the provisions of Section 7(e) of the rights Agreement or 3.e of the Certificate of Amendment, in which case such milestone shall be as so modified.

     "Second Minimum Required Production" shall mean a number of RDRAM units
      ----------------------------------
equal to the lower of (i) [*] units of RDRAM; (ii) Intel's Percentage Call on Capacity (as defined in the Supply Agreement) with respect to the Company's overall output of discrete memory components (measured in accordance with Section 7.0 of the Supply Agreement), regardless of the actual production of RDRAM devices and (iii) the number of units represented by [*]% of the reasonably projected memory requirements for Intel's RDRAM unique chip set production, net of mth devices (as defined in the Supply Agreement), unless modified in accordance with the provisions of Section 3.e of the Certificate of Amendment.

     "Second Production Milestone Date" shall mean [*], unless postponed or
      ---------------------------------
waived in accordance with the provisions of Section 7(f) of the Rights Agreement or Section 3.f of the Certificate of Amendment, in which case such date shall be the date established in accordance with such sections, unless waived in its entirety.

     "Securities Act" shall mean the Securities Act of 1933, as amended, and the
      --------------
rules and regulations promulgated thereunder, all as the same shall be in effect from time to time.

     "Supply Agreement" shall mean the Supply Agreement in the form attached to
      ----------------
this Agreement as Exhibit C to be executed and delivered by the Company and Intel at or prior to the Closing.

     "Volume Production" shall mean the production of [*] per month of RDRAM
      -----------------
devices.

     1.2  Index of Other Defined Terms.  In addition to the terms defined above,
          ----------------------------
the following terms shall have the respective meanings given thereto in the sections indicated below:

Defined Term                              Section
------------                              -------

"Action"                                   3.8
 ------
"Agreement"                                Preamble
 ---------
"Audited Financial Statements"             3.10(b)
 ----------------------------
"Balance Sheet Date"                       3.10(b)
 ------------------
"Closing"                                  2.2
 -------
"Company"                                  Preamble
 -------
"Confidential Information"                 7.2
 ------------------------
"Disclosure Letter"                        3
 -----------------
"Form 10-K"                                3.10(a)
 ---------
"Form 10-Q's"                              3.10(a)
 -----------

[*] CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                                                    CONFIDENTIAL
                                                                    ------------

"GAAP"                                     3.10(b)
 ----
"Intel"                                    Preamble
 -----
"Material Adverse Effect"                  3.1
 -----------------------
"SEC Documents"                            3.10(a)
 -------------
"Transaction Agreements"                   7.2
 ----------------------

2.   AGREEMENT TO PURCHASE AND SELL SECURITIES.
     -----------------------------------------

     2.1 Agreement to Purchase and Sell Securities. The Company hereby agrees to issue to Intel at the Closing (as defined below) and Intel agrees to purchase from the Company at the Closing, Rights representing in the aggregate the right to purchase a number of shares of Class A Common Stock equal to $500 million divided by $31.625, for an aggregate purchase price of $500 million (the "Purchase Price").
 --------------

     2.2  The Closing.  The purchase and sale of the Rights shall take place at
          -----------
the offices of Gibson, Dunn & Crutcher, 1530 Page Mill Road, Palo Alto, California 94304, at 10:00 a.m. California time, on October 19, 1998, or at such other time and place as the Company and Intel mutually agree upon (which time and place is referred to in this Agreement as the "Closing"). At the Closing,
                                                   -------
the Company will deliver to Intel certificates representing the Rights being purchased, against delivery to the Company by Intel of the consideration set forth in Section 2.1 by wire transfer of funds to an account designated by the Company at least two (2) Business Days prior to the Closing.

3.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY.
     ---------------------------------------------

     The Company hereby represents and warrants to Intel that the statements in this Section 3 are true and correct, except as set forth in the Disclosure Letter from the Company dated the date hereof (the "Disclosure Letter") or
                                                    -----------------
disclosed in the SEC Documents (as defined below):

     3.1  Organization Good Standing and Qualification.  The Company is a
          --------------------------------------------
corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all corporate power and authority required to
(a) carry on its business as presently conducted, and (b) enter into this Agreement, the Rights Agreement, the Rights and Restrictions Agreement and the Supply Agreement, to issue the Rights, and to consummate the transactions contemplated hereby and thereby. The Company is qualified to do business and is in good standing in each jurisdiction in which the failure to so qualify would have a Material Adverse Effect. As used in this Agreement, "Material Adverse
                                                             ----------------
Effect" means a material adverse effect, or a group of such effects which are
------
related, on the business, operations, financial condition or results of operations, of the applicable party and its subsidiaries, taken as a whole.

     3.2  Capitalization.  The authorized and outstanding capital stock of the
          --------------
Company at October 8, 1998, without giving effect to the transactions contemplated by this Agreement, is as set forth in the Disclosure Letter or the SEC Documents. All outstanding shares of capital stock have been duly authorized, and all such issued and outstanding shares have been validly issued

[*] CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                                                    CONFIDENTIAL
                                                                    ------------


and are fully paid and nonassessable. The Disclosure Letter or the SEC Documents include information regarding equity securities reserved for issuance to officers, directors, employees or independent contractors or affiliates of the Company under the Company's employee stock option and purchase plans and upon conversion of convertible securities. Except as set forth in the Disclosure Letter or the SEC Documents, there are no other equity securities, options, warrants, calls, rights, commitments or agreements of any character to which the Company is a party or by which it is bound obligating the Company to issue, deliver, sell, repurchase or redeem, or cause to be issued, delivered, sold, repurchased or redeemed, any shares of the capital stock of the Company or obligating the Company to grant, extend or enter into any such equity security, option, warrant, call, right, commitment or agreement.

     3.3  Due Authorization.  The Company has the requisite corporate power and
          -----------------
authority to enter into this Agreement, the Rights Agreement, the Rights and Restrictions Agreement and the Supply Agreement and to perform its obligations hereunder and thereunder. The execution and delivery of this Agreement, the Rights Agreement, the Rights and Restrictions Agreement and the Supply Agreement, and performance by the Company of its obligations hereunder and thereunder, have been duly authorized by all necessary corporate action on the part of the Company (including its directors and stockholders), except for stockholder approval of the Certificate of Amendment and the issuance of the Class A Common Stock pursuant thereto. This Agreement constitutes, and the Rights Agreement and the Rights and Restrictions Agreement, when executed and delivered by the parties thereto, will constitute, valid and legally binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except (a) as may be limited by (i) applicable bankruptcy, insolvency, reorganization or others laws of general application relating to or affecting the enforcement of creditors' rights generally and (ii) the effect of rules of law governing the availability of equitable remedies and
(b) as rights to indemnity or contribution may be limited under federal or state securities laws or by principles of public policy thereunder.

     3.4  Valid Issuance of Securities.
          ----------------------------

          (a) Valid Issuance and Enforceability of Rights.  The Rights have been
              -------------------------------------------
duly authorized and, when executed in accordance with the provisions of the Rights Agreement and delivered to and paid for Intel in accordance with the provisions of this Agreement, will be valid and binding obligations of the Company, enforceable in accordance with their terms, except (a) as may be limited by (i) applicable bankruptcy, insolvency, reorganization, or other laws of general application relating to or affecting the enforcement of creditors' rights generally and (ii) the effect of rules of laws governing the availability of equitable remedies and (b) as rights to indemnity or contribution may be limited under federal or state securities laws or by principles of public policy thereunder.

          (b) Valid Issuance of Common Stock.  The shares of Common Stock
              ------------------------------
issuable upon exchange or exercise of the Rights have been duly authorized and reserved, and when issued upon exchange or exercise of the Rights in accordance with the terms of the Rights Agreement, will be duly and validly issued, fully paid and nonassessable. Upon or prior to filing

[*] CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                                                    CONFIDENTIAL
                                                                    ------------


of the Certificate of Amendment, the shares of Common Stock issuable upon conversion of the Class A Common Stock will have been duly authorized and reserved, and upon conversion of the Class A Common Stock pursuant to the terms of the Certificate of Amendment, will be duly and validly issued, fully paid and nonassessable.

          (c) Valid Issuance of Class A Common Stock.  The shares of Class A
              --------------------------------------
Common Stock issuable upon exchange or exercise of the Rights have been duly authorized by the Board of Directors of the Company. Assuming due authorization by the stockholders of the Company and the filing by the Company of the Certificate of Amendment with the Secretary of State of the State of Delaware, the shares of Class A Common Stock issuable upon exchange or exercise of the Rights will be duly reserved for issuance by the Company, and when issued upon exchange or exercise of the Rights in accordance with the terms of the Rights Agreement, will be duly and validly issued, fully paid and nonassessable.

     3.5  Compliance with Securities Laws.  Assuming the accuracy of the
          -------------------------------
representations made by Intel in Section 4 hereof, the Rights and the shares of Class A Common Stock or Common Stock issuable upon exercise or exchange of the Rights will be issued to Intel in compliance with applicable exemptions from (i) the registration and prospectus delivery requirements of the Securities Act and
(ii) the registration and qualification requirements of all applicable securities laws of the states of the United States.

     3.6  Governmental Consents.  No consent, approval, order or authorization
          ---------------------
of, or registration qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreement, except: (i) compliance with the HSR Act which may be required for the exercise of the Rights to acquire Common Stock; (ii) the filing of a report on Form 8-K by the Company with the SEC following the Closing; (iii) the filing of such qualifications or filings under the Securities Act and the regulations thereunder and all applicable state securities laws as may be required in connection with the transactions contemplated by this Agreement;
(iv) the listing of the Common Stock issuable upon exercise or exchange of the Rights or conversion of the Class A Common Stock on the New York Stock Exchange;
(v) the filing of the Certificate of Amendment with the Secretary of State of the State of Delaware; and (vi) as expressly required or contemplated by the terms of the Rights and Restrictions Agreement. All such qualifications and filings in connection with the initial issuance of the Rights will have been made or be effective on the Closing.

     3.7  Non-Contravention.  The execution, delivery and performance of this
          -----------------
Agreement, the Rights Agreement and the Rights and Restrictions Agreement by the Company, and the consummation by the Company of the transactions contemplated hereby and thereby, do not and will not (i) contravene or conflict with the Certificate of Incorporation or Bylaws of the Company, as amended; (ii) constitute a violation of any provision of any federal, state, local or foreign law binding upon or applicable to the Company; or (iii) constitute a default or require any consent under, give rise to any right of termination, cancellation or acceleration of, or to a loss of any benefit to which the Company is entitled under, or result in the creation or imposition of any

[*] CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                                                    CONFIDENTIAL
                                                                    ------------


lien, claim or encumbrance on any assets of the Company under, any contract to which the Company is a party or any permit, license or similar right relating to the Company or by which the Company may be bound, except in the case of clause
(ii) and (iii) as, individually or in the aggregate, would not have a Material Adverse Effect.

     3.8  Litigation.  There is no action, suit, proceeding, claim, arbitration
          ----------
or investigation ("Action") pending: (a) against the Company, properties or
                   ------
assets or, to the best of the Company's knowledge, against any officer, director or employee of the Company in connection with such officer's, director's or employee's relationship with, or actions taken on behalf of, the Company, which the Company believes is reasonably likely to have a Material Adverse Effect, or
(b) that seeks to prevent, enjoin, alter or delay the transactions contemplated by this Agreement. The Company is not a party to or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality which it believes is reasonably likely to have a Material Adverse Effect. No Action by the Company is currently pending nor does the Company intend to initiate any Action which it believes is reasonably likely to have a Material Adverse Effect.

     3.9  Compliance with Law and Charter Documents.  The Company is not in
          -----------------------------------------
violation or default of any provisions of its Certificate of Incorporation or Bylaws, both as amended. The Company has complied and is in compliance with all applicable statutes, laws, and regulations and executive orders of the United States of America and all states, foreign countries and other governmental bodies and agencies having jurisdiction over the Company's business or properties, except for any violations that would not, either individually or in the aggregate, have a Material Adverse Effect.

     3.10 SEC Documents.
          -------------

          (a) Reports.  The Company has furnished or made available to Intel
              -------
prior to the date hereof copies of its Annual Report on Form 10-K for the fiscal year ended August 28, 1997 ("Form 10-K"), its Quarterly Reports on Form 10-Q for
                             ---------
the fiscal quarters ended November 30, 1997, February 28, 1998 and May 28, 1998 (the "Form 10-Q's"), and all other registration statements, reports and proxy
      -----------
statements filed by the Company with the SEC on or after October 31, 1997 (the
                                         ---
Form 10-K, the Form 10-Q's and such registration statements, reports and proxy statements are collectively referred to herein as the "SEC Documents"). Each of
                                                       -------------
the SEC Documents, as of the respective date thereof (or if amended or superseded by a filing prior to the closing date of this Agreement, then on the date of such filing), did not, and each of the registration statements, reports and proxy statements filed by the Company with the SEC after the date hereof and prior to the Closing will not, as of the date thereof (or if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing), contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The Company is not a party to any material contract, agreement or other arrangement which was required to have been filed as an exhibit to the SEC Documents that was not so filed.

[*] CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                                                    CONFIDENTIAL
                                                                    ------------

          (b) Financial Statements.  The SEC Documents include the Company's
              --------------------
audited financial statements (the "Audited Financial Statements") for the fiscal
                                   ----------------------------
year ended August 31, 1997, and its unaudited financial statements for the nine-month period ended May 31, 1998 (the "Balance Sheet Date"). Since the Balance
                                      ------------------
Sheet Date, the Company has duly filed with the SEC all registration statements reports and proxy statements required to be filed by it under the Exchange Act and the Securities Act. The audited and unaudited consolidated financial statements of the Company included in the SEC Documents filed prior to the date hereof fairly present, in conformity with generally accepted accounting principles ("GAAP") (except as permitted by Form 10-Q) applied on a consistent basis (except as may be indicated in such financial statements or the notes thereto), the consolidated financial position of the Company and its consolidated subsidiaries as at the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject to normal year-end audit adjustments in the case of unaudited interim financial statements).

     3.11 Absence of Certain Changes Since Balance Sheet .  Since the Balance
          -----------------------------------------------
Sheet Date, except as disclosed in or contemplated by the SEC Documents, the business and operations of the Company have been conducted in the ordinary course consistent with past practice, and there has not been:

          (a) any declaration, setting aside or payment of any dividend or other distribution of the assets of the Company with respect to any shares of capital stock of the Company or any repurchase, redemption or other acquisition by the Company or any subsidiary of the Company of any outstanding shares of the Company's capital stock;

          (b) any damage, destruction or loss, whether or not covered by insurance, except for such occurrences that have not resulted, and are not expected to result, in a Material Adverse Effect;

          (c) any waiver by the Company of a valuable right or of a material debt owed to it, except for such waivers that have not resulted and are not expected to result, in a Material Adverse Effect;

          (d) any material change or amendment to, or any waiver of any material rights under a material contract or arrangement by which the Company or any of its assets. or properties is bound or subject, except for changes, amendments or waivers that are expressly provided for or disclosed in this Agreement or that have not resulted, and are not expected to result, in a Material Adverse Effect;

          (e) any change by the Company in its accounting principles, methods or practices or in the manner it keeps its accounting books and records, except any such change required by a change in GAAP; and

[*] CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                                                    CONFIDENTIAL
                                                                    ------------

          (f) any other event or condition of any character, except for such events and conditions that have not resulted, either individually or collectively, in a Material Adverse Effect.

     3.12 RDRAM Device Specification Modifications.  As of the date of this
          ----------------------------------------
Agreement the Company is not aware of any RDRAM device specification modifications that the Company believes require unreasonable process modifications.

     3.13 Full Disclosure.  The information contained in this Agreement, the
          ---------------
Disclosure Letter and the SEC Documents with respect to the business, operations, results of operations and financial condition of the Company, and the transactions contemplated by this Agreement, taken together, are true and complete in all material respects and do not omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

4.   REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF INTEL.
     ---------------------------------------------------

     Intel represents and warrants to the Company as follows:

     4.1  Investigation; Economic Risk.  Intel has received or has had full
          ----------------------------
access to all of the information it considers necessary or appropriate to make an informed investment decision with respect to the Rights that are convertible or exercisable into Class A Common Stock or Common Stock to be purchased by Intel under this Agreement. Intel further has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Rights and the Class A Common Stock or Common Stock into which they are convertible or exercisable and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify any information furnished to the investor or to which Intel had access. The foregoing, however, does not in any way limit or modify the representations and warranties made by the Company in Section 3. Intel understands that the purchase of the Rights that are exchangeable or exercisable into Class A Common Stock or Common Stock involves substantial risk. Intel acknowledges that it is able to fend for itself in the transactions contemplated by this Agreement and has the ability to bear the economic risks of its investment pursuant to this Agreement and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of this investment in the Rights and the Class A Common Stock or Common Stock into which they are convertible or exercisable and protecting its own interests in connection with this investment.

     4.2  Purchase for Own Account.  The Rights, Class A Common Stock and Common
          ------------------------
Stock which Intel may acquire will be acquired for Intel's own account, not as a nominee or agent, and not with a view to or in connection with the sale or distribution of any part thereof.

     4.3  Exempt from Registration; Restricted Securities.  Intel understands
          -----------------------------------------------
that the sale of the Rights and the issuance of the Class A Common Stock or Common Stock upon exercise or exchange thereof will not be registered under the Securities Act on the ground that the sale

[*] CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                                                    CONFIDENTIAL
                                                                    ------------

provided for in this Agreement is exempt from registration under of the Securities Act, and that the reliance of the Company on such exemption is predicated in part on Intel's representations set forth in this Agreement. Intel understands that the Rights and the Class A Common Stock or Common Stock issuable upon exercise or exchange thereof are restricted securities within the meaning of Rule 144 under the Act, and must be held indefinitely unless they are subsequently registered or an exemption from such registration is available. Intel understands that the Company is under no obligation to register any of the securities sold hereunder except as provided in the Rights and Restrictions Agreement.

     4.4  Accredited Investor.  Intel is an "accredited investor" as that term
          -------------------
is defined in Rule 501(a)(8) of Regulation D as promulgated by the SEC under the Securities Act.

     4.5  Legends.  Intel agrees that the Rights, Class A Common Stock and the
          -------
Common Stock issuable upon exercise or conversion thereof will bear legends and be subject to the restrictions on transfer as provided in the Rights and Restrictions Agreement. In addition, Intel agrees that the Company may place stop transfer orders with its transfer agents with respect to such instruments. The appropriate portion of the legend shall be removed in accordance with the provisions of the Rights and Restrictions Agreement and the stop transfer orders shall be removed promptly upon delivery to the Company of such satisfactory evidence as reasonably may be required by the Company that such stop orders are not required to ensure compliance with the Securities Act.

     4.6  Organization Good Standing and Qualification.  Intel is a corporation
          --------------------------------------------
duly organized, validly existing and in good standing under the laws of the State of Delaware and has all corporate power and authority required to (a) carry on its business as presently conducted, and (b) enter into this Agreement, the Rights Agreement, the Rights and Restrictions Agreement and the Supply Agreement and to consummate the transactions contemplated hereby and thereby.

     4.7  Due Authorization.  Intel has the requisite corporate power and
          -----------------
authority to enter into this Agreement, the Rights Agreement, the Rights and Restrictions Agreement and the Supply Agreement and to perform its obligations hereunder and thereunder. The execution and delivery of this Agreement, the Rights Agreement, the Rights and Restrictions Agreement and the Supply Agreement, and performance by Intel of its obligations hereunder and thereunder, have been duly authorized by all necessary corporate action on the part of Intel. This Agreement constitutes, and the Rights Agreement and the Rights and Restrictions Agreement, when executed and delivered by the parties thereto, will constitute, valid and legally binding obligations of Intel, enforceable against the Intel in accordance with their respective terms, except (a) as may be limited by (i) applicable bankruptcy, insolvency, reorganization or others laws of general application relating to or affecting the enforcement of creditors' rights generally and (ii) the effect of rules of law governing the availability of equitable remedies and (b) as rights to indemnity or contribution may be limited under federal or state securities laws or by principles of public policy thereunder.

[*] CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                                                    CONFIDENTIAL
                                                                    ------------

     4.8  Governmental Consents.  No consent, approval, order or authorization
          ---------------------
of, or registration qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of Intel is required in connection with the consummation of the transactions contemplated by this Agreement, except: (i) compliance with the HSR Act which may be required for the exercise of the Rights to acquire Common Stock; and (ii) as expressly required or contemplated by the terms of the Rights and Restrictions Agreement.

     4.9  Non-Contravention.  The execution, delivery and performance of this
          -----------------
Agreement, the Rights Agreement and the Rights and Restrictions Agreement by Intel, and the consummation by Intel of the transactions contemplated hereby and thereby, do not and will not (i) contravene or conflict with the Certificate of Incorporation or Bylaws of Intel, as amended; (ii) constitute a violation of any provision of any federal, state, local or foreign law binding upon or applicable to Intel; or (iii) constitute a default or require any consent under, give rise to any right of termination, cancellation or acceleration of, or to a loss of any benefit to which Intel is entitled under, or result in the creation or imposition of any lien, claim or encumbrance on any assets of Intel under, any contract to which Intel is a party or any permit, license or similar right relating to Intel or by which Intel may be bound, except in the case of clause
(ii) and (iii) as, individually or in the aggregate, would not have a Material Adverse Effect.

5.   AFFIRMATIVE COVENANTS OF THE COMPANY.
     ------------------------------------

     The Company covenants to Intel as follows:

     5.1  Use of Proceeds.  The Company will use the proceeds from the sale of
          ---------------
the Rights pursuant to this Agreement for Qualified Expenditures.

     5.2  Authorization of Class A Common Stock.  The Company will use
          -------------------------------------
reasonable efforts to obtain stockholder approval of an amendment to its Certificate of Incorporation at its next annual stockholders meeting and will promptly thereafter cause a Certificate of Amendment substantially in the form attached hereto as Exhibit D to be filed with the Delaware Secretary of State of the State of Delaware.

     5.3  Reports of Qualified Expenditures.  The Company shall provide to
          ---------------------------------
Intel, in a mutually acceptable form, on a quarterly basis commencing December 31, 1998, a report of Qualified Expenditures made, sufficient to permit an audit of such expenditures pursuant to Section 7(m) of the Rights Agreement.

     5.4  Cooperation in HSR Act Filings.  In the event of a proposed exercise
          ------------------------------
of Rights to acquire Common Stock or voluntary conversion of the Class A Common Stock which would require a filing by Intel under the HSR Act, the Company will cooperate with Intel and use reasonable efforts to comply with any applicable requirements of the HSR Act; provided, however, that the Company shall not be under any obligation to comply with any request that it reasonably determines is unduly burdensome. Any filing fees under the HSR Act shall be paid by Intel.

[*] CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                                                    CONFIDENTIAL
                                                                    ------------

     5.5  Audit.  The Company will maintain relevant records to support all
          -----
Qualified Expenditures and Production milestones. Such records will be retained in accordance with the Company's normal record retention policies. Upon written request, the Company will make available to Intel documents and other information that are reasonably necessary to verify the Company's compliance with the terms of the Transaction Agreements; provided that Intel enters into an agreement with the Company to maintain in confidence the Company's confidential information disclosed pursuant to the audit, to the extent that existing agreements do not cover such information. Intel may also request in writing that an audit be performed by an independent auditor with respect to the Qualified Expenditures and Production milestones necessary to verify the Special Conversion Adjustments. If Intel elects to have such an audit performed, the Company will make available to such independent auditor, financial, technical and other information and records relevant to auditing the Qualified Expenditures and Production milestones in order to verify the Special Conversion Adjustments that may be reasonably requested by such independent auditor. The independent auditor selected shall be mutually acceptable to Intel and the Company and compensated by Intel. Prior to beginning such audit or receiving such information, the independent auditor will enter into an agreement with the Company to maintain in confidence the Company's confidential information. The Company shall cooperate with the independent auditor in responding to requests for the Company information and records. The independent auditor will promptly conduct and issue a report to the Company and Intel. If the independent auditor determines that the Company has failed to comply with any of the terms hereof being audited, such independent auditor shall only disclose to Intel and the Company the results of the audit without revealing the Company's confidential information. If the independent auditor determines that a further Special Conversion Adjustment is required hereunder, such auditor shall only disclose in its audit report to the Company and Intel the (i) amount of the additional Special Conversion Adjustment that is required hereunder; and (ii) a calculation as to how such amounts were actually determined, if applicable.

6.   CLOSING CONDITIONS.
     ------------------

     6.1  Conditions to Intel's Obligations.  The obligations of Intel to
          ---------------------------------
consummate the transactions contemplated by this Agreement at the Closing are subject to the fulfillment or waiver, on or before the Closing, of each of the following conditions:

          (a)   Representations and Warranties True.  Each of the
                -----------------------------------
representations and warranties of the Company contained in Section 3 will be true and correct in all material respects on and as of the date hereof and on and as of the date of the Closing, with the same effect as though such representations and warranties had been made as of the Closing.

          (b)   Performance.  The Company will have performed and complied with
                -----------
all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing and will have obtained all approvals, consents and qualifications necessary to complete the purchase and sale described herein.

[*] CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                                                    CONFIDENTIAL
                                                                    ------------

          (c) Compliance Certificate.  The Company will have delivered to the
              ----------------------
Intel at the Closing a certificate signed on its behalf by its Chief Executive Officer or Chief Financial Officer certifying that the conditions specified in
Section 6.1(a) and (b) hereof have been fulfilled.

          (d)   Securities Exemptions. The offer and sale of the Rights to Intel
                ---------------------
pursuant to this Agreement and the Rights Agreement will be exempt from the registration requirements of the Securities Act and the registration and/or qualification requirements of all applicable state securities laws.

          (e)   Proceedings and Documents.  All corporate and other proceedings
                -------------------------
in connection with the transactions contemplated at the Closing and all documents incident thereto will be reasonably satisfactory in form and substance to Intel, and Intel will have received all such counterpart originals and certified or other copies of such documents as it may reasonably request. Such documents shall include (but not be limited to) the following:

                (i)  Certified Charter Documents.  A copy of the Certificate of
                     ---------------------------
Incorporation certified as of a recent date by the Secretary of State of Delaware as a complete and correct copy thereof, and the Bylaws of the Company (as amended through the date of the Closing), certified by the Secretary of the Company as true and correct copies thereof as of the Closing.

                (ii) Board Resolutions.  A copy, certified by the Secretary of
                     -----------------
the Company, of the resolutions of the Board of Directors of the Company providing for the approval of the transactions contemplated by this Agreement, the Rights Agreement, the Rights and Restrictions Agreement and the Supply Agreement and the issuance of the Rights and the Class A Common Stock or Common Stock issuable upon exercise or conversion thereof.

          (f) Opinion of Company Counsel.  Intel will have received an opinion
              --------------------------
on behalf of the Company, dated as of the date of the Closing, from counsel to the Company, in form and substance reasonably satisfactory to Intel.

          (g) Other Agreements.  The Company will have executed and delivered
              ----------------
the Rights Agreement, the Rights and Restrictions Agreement and the Supply Agreement.

     6.2  Conditions to the Company's Obligations.  The obligations of the
          ---------------------------------------
Company to consummate the transactions contemplated by this Agreement at the Closing are subject to the fulfillment or waiver on or before the Closing, of each of the following conditions:

          (a) Representations and Warranties True.  The representations and
              -----------------------------------
warranties of Intel contained in Section 4 will be true and correct in all material respects on and as of the date hereof and on and as of the date of the Closing with the same effect as though such representations and warranties had been made as of the Closing.

[*] CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                                                    CONFIDENTIAL
                                                                    ------------

          (b) Performance.  Intel will have performed and complied with all
              -----------
agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing and will have obtained all approvals, consents and qualifications necessary to complete the purchase and sale described herein.

          (c) Payment of Purchase Price.  Intel will have delivered to the
              -------------------------
Company the Purchase Price of the Rights as specified in and in accordance with
Section 2.1.

          (d) Securities Exemptions.  The offer and sale of the Rights to Intel
              ---------------------
pursuant to this Agreement will be exempt from the registration requirements of the Securities Act and the registration and/or qualification requirements of all applicable state securities laws.

          (e) Other Agreements.  Intel will have executed and delivered the
              ----------------
Rights Agreement, the Rights and Restrictions Agreement and the Supply
Agreement.

7.   CONFIDENTIALITY OBLIGATIONS.
     ---------------------------

     7.1  Obligations.  Except to the extent required by law or judicial order
          -----------
or except as provided herein, each party to this Agreement will hold any of the other's Confidential Information (as defined in the next paragraph) in confidence and will: (i) use the same degree of care to prevent unauthorized disclosure or use of the Confidential Information that the receiving party uses with its own information of like nature (but in no event less than reasonable care), (ii) limit disclosure of the Confidential Information, including any materials regarding the Confidential Information that the receiving party has generated, to such of its employees and contractors as have a need to know the Confidential Information to accomplish the purposes of this Agreement, and (iii) advise its employees, agents and contractors of the confidential nature of the Confidential Information and of the receiving party's obligations under this Agreement and the Corporate Non-Disclosure Agreement #19096.

     7.2  Certain Definitions.  For purposes of this Agreement, the term
          -------------------
"Confidential Information" refers to this Agreement, the Rights Agreement, the
-------------------------
Supply Agreement and the Rights and Restrictions Agreement (collectively, the

"Transaction Agreements").  Any employee or contractor of the receiving party
-----------------------
having access to the Confidential Information will be required to sign a non-disclosure agreement protecting the Confidential Information if not already bound by such a non-disclosure agreement.

     7.3  Non-Disclosure of Agreements.  Except to the extent required by law or
          ----------------------------
judicial order or except as provided herein, neither party shall disclose the Transaction Agreements or any of their terms without the other's prior written approval, which approval will not be delayed or unreasonably withheld. Either party may disclose the Transaction Agreements to the extent required by law or judicial order, provided that if such disclosure is pursuant to judicial order or proceedings, the disclosing party will notify the other party promptly before such disclosure and will cooperate with the other party to seek confidential treatment with respect to the disclosure if requested by the other party and provided further that if such disclosure is required pursuant to

[*] CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                                                    CONFIDENTIAL
                                                                    ------------

the rules and regulations of any federal, state or local organization, the parties will cooperate to seek confidential treatment of the Transaction Agreements to the maximum extent possible under law.

     7.4  Public Announcements.  Upon execution of this Agreement, the parties
          --------------------
will agree on the content of a joint press release announcing the existence of the transactions contemplated by this Agreement, which press release will be issued as mutually agreed by the parties.

     7.5  Third Party Information.  Neither party will be required to disclose
          -----------------------
to the other any confidential information of any third party without having first obtained such third party's prior written consent.

     7.6  Other Disclosures.  All confidential information exchanged by the
          -----------------
parties will be disclosed pursuant to the Intel Corporation/Micron Technology, Inc. Corporate Non-Disclosure Agreement #19096.

8.   MISCELLANEOUS.
     -------------

     8.1  Governing Law.  This Agreement shall be governed in all respects by
          -------------
and construed in accordance with the laws of the State of Delaware, without regard to provisions regarding choice of laws. Jurisdiction shall be in the courts of the state of domicile of the defending party to the original action.

     8.2  Survival.  The representations, warranties, covenants and agreements
          --------
made herein shall survive any investigation made by any party hereto and the closing of the transactions contemplated hereby, provided that the representations and warranties set forth herein shall terminate as of the first anniversary of the date hereof (other than with respect to any claims asserted prior to such date, as to which they shall survive solely for the purpose of resolving such claims until the resolution thereof).

     8.3  Successors and Assigns.  Except as otherwise expressly provided
          ----------------------
herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto. This Agreement and the rights and obligations herein may not be assigned by Intel without the prior written consent of the Company, except to a Qualified Subsidiary (as defined in the Rights and Restrictions Agreement). This Agreement and the rights and obligations herein may not be assigned by the Company without the prior written consent of Intel.

     8.4  Entire Agreement.  This Agreement, the Rights Agreement, the Rights
          ----------------
and Restrictions Agreement and the Supply Agreement, and the agreements, exhibits and schedules referred to herein and therein constitute the entire understanding and agreement between the parties with regard to the subjects hereof and thereof; provided, however, that nothing in this Agreement shall be deemed to terminate or supersede the provisions of any confidentiality and nondisclosure agreements executed by the parties hereto prior to the date hereof, which

[*] CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                                                    CONFIDENTIAL
                                                                    ------------

agreements shall continue in full force and effect until terminated in accordance with their respective terms.

     8.5  Notices.  Except as may be otherwise provided herein, all notices,
          -------
requests, waivers and other communications made pursuant to this Agreement shall be in writing and shall be delivered to the other party (a) in person; (b) by facsimile to the address and number set forth below, when promptly followed up by another of the delivery methods permitted by this Section 8.5; (c) by U.S. mail, registered or certified, return receipt requested, postage prepaid and addressed to the other party as set forth below; or (d) by a national-recognized overnight delivery service that keeps records of deliveries and attempted deliveries (such as FedEx), postage prepaid, addressed to the parties as set forth below with next-business-day delivery guaranteed, provided that the sending party receives a confirmation of delivery from the delivery service provider.

          To Intel:                             To the Company:

          Intel Corporation                     Micron Technology, Inc.
          2200 Mission College Blvd.            8000 S. Federal Way
          Santa Clara, CA 95052                 P.O. Box 6
          Attn:  Treasury Portfolio Manager     Boise, Idaho 83707
                                                Attn:  Chief Financial Officer
          Fax Number:  (408) 765-1859           Fax Number:  (208) 308-2900

          with copies to:                       with copies to:

          Intel Corporation                     Micron Technology, Inc.
          2200 Mission College Blvd.            8000 South Federal Way
          Santa Clara, CA 95052                 P.O. Box 6
          Attn:  General Counsel                Boise, Idaho 83716
          Fax Number:  (408) 765-6038           Attn:  General Counsel
                                                Fax Number:  (208) 308-4509

     A party may change or supplement the addresses given above, or designate additional addresses, for purposes of this Section 8.5 by giving the other party written notice of the new address in the manner set forth above.

     8.6  Amendments.  Any term of this Agreement may be amended only with the
          ----------
prior written consent of the Company and Intel.

     8.7  Delays or Omissions.  No delay or omission to exercise any right,
          -------------------
power or remedy accruing to the Company or to Intel, upon any breach or default of any party hereto under this Agreement, shall impair any such right, power or remedy of the Company or Intel, nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of any similar breach or default thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of the Company or Intel of any breach or default under this Agreement or any waiver on the part of the Company or Intel of any provisions or conditions of

[*] CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                                                    CONFIDENTIAL
                                                                    ------------

this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, or by law or otherwise afforded to the Company or Intel shall be cumulative and not alternative.

     8.8  Legal Fees.  In the event of any action at law, suit in equity or
          ----------
arbitration proceeding in relation to this Agreement or any units or securities of the Company issued or to be issued, the prevailing party shall be paid by the other party a reasonable sum for attorney's fees and expenses for such prevailing party.

     8.9  Titles and Subtitles.  The titles of the sections and subsections of
          --------------------
this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

     8.10  Counterparts.  This Agreement may be executed in any number of
           ------------
counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

     8.11  Severability.  Should any provision of this Agreement be determined
           ------------
to be illegal or unenforceable, such determination shall not affect the remaining provisions of this Agreement.

     8.12  Dispute Resolution.  The parties agree to negotiate in good faith to
           ------------------
resolve any dispute between them regarding this Agreement. If the negotiations do not resolve the dispute to the reasonable satisfaction of both parties, then each party shall nominate one senior officer of the rank of Vice President or higher as its representative. These representatives shall, within thirty (30) days of a written request by either party to call such a meeting, meet in person and alone (except for one assistant for each party) and shall attempt in good faith to resolve the dispute. If the disputes cannot be resolved by such senior managers in such meeting, the parties agree that they shall, if requested in writing by either party, meet within thirty (30) days after such written notification for one day with an impartial mediator and consider dispute resolution alternatives other than litigation. If an alternative method of dispute resolution is not agreed upon within thirty (30) days after the one day mediation, either party may proceed as they see fit. This procedure shall be a prerequisite before taking any additional action hereunder.

     8.13  No Third Parties Benefited.  This Agreement is made and entered into
           --------------------------
for the protection and benefit of the parties hereto and their permitted successors and assigns, and, except as expressly provided herein, no other Person shall be a direct or indirect beneficiary of or have any direct or indirect cause of action or claim in connection with this Agreement or any of the documents executed in connection herewith.


     8.14  Meaning of Include and Including. Whenever in this Agreement the word
           --------------------------------
"include" or "including" is used. it shall be deemed to mean "include, without limitation" or "including. without limitation." as the case may be. and the language following "include" or "including" shall not be deemed to set forth an exhaustive list.

     8.15  Fees, Costs and Expenses. All fees, costs and expenses (including
           ------------------------
attorney's' fees and expenses) incurred by either party hereto prior to the Closing in connection with the preparation, negotiation and execution of this Agreement, the Rights Agreement, the Rights and

[*] CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                                                    CONFIDENTIAL
                                                                    ------------

Restrictions Agreement and the Supply Agreement and the consummation of the transactions contemplated hereby and thereby (including the costs associated with any filings with, or compliance with any of the requirements of, any governmental authorities), shall be the sole and exclusive responsibility of such party.

     8.16  Competition.  Nothing set forth herein shall be deemed to preclude,
           -----------
limit or restrict the Company's or Intel's and their respective Affiliates' ability to compete with the other.


     IN WITNESS WHEREOF, the parties have executed this Securities Purchase Agreement as of the date first written above.


INTEL CORPORATION.                  MICRON TECHNOLOGY, INC.

By:_____________________________      By:_____________________________
   Name:                                 Name:
   Title:                                Title:



               {Signature Page to Securities Purchase Agreement}

[*] CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                                                    CONFIDENTIAL
                                                                    ------------


                                   EXHIBIT A
                               (Rights Agreement)

                                                                    CONFIDENTIAL
                                                                    ------------

                                   EXHIBIT B
                      (Rights and Restrictions Agreement)

                                                                    CONFIDENTIAL
                                                                    ------------

                                   EXHIBIT C
                               (Supply Agreement)

                                                                    CONFIDENTIAL
                                                                    ------------

                                   EXHIBIT D
                       (Form of Certificate of Amendment)